SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 2002

National Real Estate Limited Partnership Income Properties II
(Exact name of registrant as specified in its charter)


Wisconsin				01-16874

	39-1553195
(State or other Jurisdiction		(Commission File
	(IRS Employer
           of Organization)			        Number)			Identification Number)


1155 Quail Court, Pewaukee, Wisconsin		53072-3703
(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including		(262) 695-1400
area code


Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

National Real Estate Limited Partnership Income Properties II
 (the Partnership) sold a residential apartment complex known as Amberwood
  Apartments on January 23, 2002, to Amberwood Development, LLC, for
   $3,350,000.00.

Amberwood Apartments is located at 152nd Avenue, Park Township, Michigan.
 Constructed between 1985 and 1990, Amberwood Apartments is a 56-unit apartment complex, on approximately 5.7 acres, consisting of approximately
   58,000 square feet of dwelling space.

No relationship exists between Amberwood Development, LLC, the purchaser, and National Real Estate Limited Partnership Income Properties II, the
  seller, or any of its affiliates, any director or officer of the Partnership, or any associate of any such director or officer.


Item 7.  Financial Statements and Exhibits


Page

Unaudited Pro Forma Financial Information...................................
 .....................................4

Balance Sheets (9/30/01 Actual and 9/30/01 Pro Forma).......................
 ..................................5

Income Statements (12/31/00 Actual and 12/31/00 Pro Forma, 9/30/01 Actual and
 9/30/01 Pro Forma)..6

Cash From Sale..............................................................
 ...........................................7

Exhibits....................................................................
 ...............................................7

Signatures.................................................................
 ...............................................8

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements of the Partnership have been prepared to illustrate the effect of the sale of Amberwood
  Apartments. The unaudited September 30, 2001 pro forma Balance Sheet gives effect to the sale of Amberwood Apartments as if it has occurred on January 1, 2001. The unaudited pro forma Statement of Operations for the year ended December 31, 2000, gives effect to the sale of Amberwood
      Apartments as if it had occurred on January 1, 2000. The unaudited pro forma Statement of Operations for the nine months ended September 30,
        2001, gives effect to the sale of Amberwood Apartments as if it had occurred on January 1, 2001.

The pro forma combined financial statements are presented for illustrative purposes only, and are not necessarily indicative of the financial position results of operations of the Partnership that would have been reported had the sale of Amberwood Apartments occurred on the dates indicated, nor do they represent a forecast of the financial position of the Partnership at any future date, or the results of operations of the Partnership for any future period.



NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME PROPERTIES II

(A Wisconsin Limited Partnership)
BALANCE SHEET
(Unaudited)


    Actual 9 months ending   September30,
           2001

      Pro forma 9 months ending September 30, 2001

ASSETS











Cash and cash equivalents

$254,843

$2,783,319

Escrow deposits and other assets

46,255

36,210


Investment properties, at cost





Land

516,590

404,796

Buildings and improvements

4,154,507

1,322,560









4,671,097

1,727,356







Less accumulated depreciation

1,905,479

640,275









2,765,618

1,087,081







Intangible Assets:





Debt issue costs, net of accumulated amortization of $29,632 as of  September
 30, 2001

2,947

0









$3,069,663

$3,906,610







LIABILITIES AND PARTNERS= CAPITAL











Liabilities:





Accrued expenses and other liabilities
Accrued real estate tax
$536
22,726

$536
11,681

Tenant security deposits

26,450

0

Mortgage note payable (Note 5)

519,062

0

Deferred rent

14,936

14,936









583,710

27,153





Partners= Capital:





General Partners

57,086

68,216

Limited Partners
                  (authorized C 40,000 Interests; issued C 20,653.69
                  Interests)

2,428,867

3,811,241








2,485,953

3,879,457

See notes to financial statements.

$3,069,663

$3,906,610




NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME PROPERTIES II
(A Wisconsin Limited Partnership)
Statement of Operations




(Unaudited)






Actual ended December 31,2000
Pro forma ended December 31,2000

Actual 9 months ended September 30, 2001

Pro forma 9 months ended September 30, 2001
INCOME







Operating income

$764,017

$292,192

$563,053

$216,100

Total income

764,017

292,192

563,053

216,100











OPERATING EXPENSES







Operating expenses

342,585

139,243

235,818

78,248

Administrative expenses

167,750

150,047


112,408

92,352
Depreciation and amortization
 146,233

66,432
109,429
33,561

Interest expense

45,761

9,395

33,295

9,395

Total expenses

702,329

365,117

490,950

213,556









Income  from Operations

61,688

(72,925)

72,103

2,544

Other Income (Expenses):







Interest income

21,255

20,448

8,211

7,633
Gain on sale


1,380,467

1,463,641

Net Income

$82,943

$1,327,990

$80,314

$1,473,818









Net Income attributable to
General Partners (5%)

$4,147

$11,181

$4,016

$15,144

Net Income attributable to
Limited Partners (95%)

$78,796

$1,316,809

$76,298

$1,458,674

              Per Limited Partnership
             Interests outstandingB20,653.69

$3.82

$63.76

$3.69

$70.63

See notes to financial statements.

Cash from Sale

Cash proceeds from the sale of Amberwood Apartments will be distributed to the limited partners.


Exhibits

No exhibits accompany this filing.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the
 Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income Properties II
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner
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